UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2006
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
6500 Trowbridge Drive
El Paso, Texas 79905
(Address of principal executive offices)
(915) 775-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Western Refining, Inc. (the “Company”) is participating in the Credit Suisse Energy Conference in Boston, Massachusetts on September 14, 2006. Paul Foster, President and Chief Executive Officer of the Company, and Gary Dalke, Chief Financial Officer of the Company, are scheduled to deliver a series of presentations at this conference, beginning at 8:00 a.m. Eastern time. A copy of the slides to be presented by the Company in these presentations is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The presentation slides include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein. Certain of the slides included in Exhibit 99.1 also contain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures, to the extent available without unreasonable effort, is included in the Appendix to Exhibit 99.1.
Item 9.01 Financial Statements and Other Exhibits
     (c) Exhibits

Exhibit No.	Description
99.1*	Slide Presentation dated September 14, 2006.

*	Filed herewith
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

	By:	/s/ Scott D. Weaver

Name: Scott D. Weaver Title: Chief Administrative Officer
Dated: September 14, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Slide Presentation dated September 14, 2006.

*	Filed herewith